Debt	12 Months Ended
Sep. 26, 2014
Debt Disclosure [Abstract]
Debt

12.	Debt
Debt was comprised of the following at the end of each period:

	September 26, 2014	September 27, 2013
Current maturities of long-term debt:
2.85% term loan due April 2016	$0.4	$—
Term loan due March 2021	18.2	—
4.00% term loan due February 2022	1.2	—
Capital lease obligation	1.4	1.4
Loan payable	—	0.1
Total current debt	21.2	1.5
Long-term debt:
Variable rate receivable securitization	150.0	—
2.85% term loan due April 2016	2.7	—
3.50% notes due April 2018	300.0	299.9
Term loan due March 2021	1,972.1	—
4.00% term loan due February 2022	9.6	—
9.50% debentures due May 2022	10.4	10.4
5.75% notes due August 2022	900.0	—
8.00% debentures due March 2023	8.0	8.0
4.75% notes due April 2023	598.3	598.2
Capital lease obligation	0.4	1.8
Total long-term debt	3,951.5	918.3
Total debt	$3,972.7	$919.8

In November 2012, Mallinckrodt International Finance S.A. ("MIFSA") was formed as a 100% owned subsidiary of Covidien in connection with the Separation. MIFSA is a holding company established to own, directly or indirectly, substantially all of the operating subsidiaries of the Company, to issue debt securities and to perform treasury operations. At the time of the Separation, MIFSA became a 100% owned subsidiary of the Company.
In March 2013, MIFSA entered into a $250 million five-year senior unsecured revolving credit facility that was scheduled to mature in June 2018 ("the Credit Facility"). Borrowings under the Credit Facility initially accrued interest at LIBOR plus 1.50% per annum (subject to adjustment pursuant to a ratings-based pricing grid). The Credit Facility was replaced by the Revolver (defined below) in March 2014. There were no borrowings or letters of credit issued under the Credit Facility.
In April 2013, MIFSA issued $300 million aggregate principal amount of 3.50% senior unsecured notes due April 2018 and $600 million aggregate principal amount of 4.75% senior unsecured notes due April 2023 (collectively, "the Notes"). Mallinckrodt plc has fully and unconditionally guaranteed the Notes on an unsecured and unsubordinated basis. The Notes are subject to an indenture which contains covenants limiting the ability of MIFSA, its restricted subsidiaries (as defined in the Notes) and Mallinckrodt plc, as guarantor, to incur certain liens or enter into sale and lease-back transactions. It also restricts Mallinckrodt plc and MIFSA's ability to merge or consolidate with any other person or sell or convey all or substantially all of their assets to any one person. MIFSA may redeem all of the Notes at any time, and some of the Notes from time to time, at a redemption price equal to the principal amount of the Notes redeemed plus a make-whole premium. MIFSA will pay interest on the Notes semiannually in arrears on April 15 and October 15 of each year, which commenced on October 15, 2013. The net proceeds to MIFSA from the issuance and sale of the Notes was $889.3 million, the majority of which was retained by Covidien per the terms of the Separation and Distribution Agreement.
In March 2014, Mallinckrodt International Finance S.A. ("MIFSA") and Mallinckrodt CB LLC ("MCB"), each a wholly-owned subsidiary of the Company, entered into senior secured credit facilities consisting of a $1.3 billion term loan facility due 2021 ("the Term Loan") and a $250.0 million revolving credit facility due 2019 ("the Revolver") (collectively, "the Facilities"). The Facilities are fully and unconditionally guaranteed by Mallinckrodt plc, certain of its direct or indirect wholly-owned U.S. subsidiaries and each of its direct or indirect wholly-owned subsidiaries that owns directly or indirectly any such wholly-owned U.S. subsidiary (collectively, "the Guarantors"). The Facilities are secured by a security interest in certain assets of MIFSA, MCB and the Guarantors. The Facilities contain customary affirmative and negative covenants, which include, among other things, restrictions on the Company's ability to declare or pay dividends, create liens, incur additional indebtedness, enter into sale and lease-back transactions, make investments, dispose of assets and merge or consolidate with any other person. In addition, the Revolver contains a financial covenant that may limit the Company's total net leverage ratio, which is defined as the ratio of (i) the Company's consolidated debt, less any unrestricted cash and cash equivalents, to (ii) the Company's adjusted consolidated EBITDA, as defined in the credit agreement. The Facilities bear interest at LIBOR plus a margin based on the Company's total net leverage ratio, and the Term Loan is subject to a minimum LIBOR level of 0.75%. Interest payment dates are variable based on the LIBOR rate utilized, but the Company generally expects interest to be payable every 90 days. The Term Loan requires quarterly principal amortization payments in an amount equal to 0.25% of the original principal amount of the Term Loan payable on the last day of each calendar quarter, which commenced on June 30, 2014, with the remaining balance payable on the due date, March 19, 2021. The Company incurred an original issue discount of 0.25%, or $3.3 million, associated with the Term Loan. The Revolver contains a $150.0 million letter of credit provision, of which none had been issued as of September 26, 2014. Unused commitments on the Revolver are subject to an annual commitment fee determined by reference to the Company's public debt rating, which was 0.375% as of September 26, 2014, and the fee applied to outstanding letters of credit is based on the interest rate applied to borrowings. As of September 26, 2014, the applicable interest rate on outstanding borrowings under the Revolver would have been approximately 3.00%; however, there were no outstanding borrowings.
In July 2014, Mallinckrodt Securitization S.À.R.L. ("Mallinckrodt Securitization"), a wholly-owned special purpose subsidiary of the Company, entered into a $160.0 million accounts receivable securitization facility that matures in July 2017 ("the Receivable Securitization"). Mallinckrodt Securitization may, from time to time, obtain up to $160.0 million in third-party borrowings secured by certain receivables. The borrowings under the Receivable Securitization are to be repaid as the secured receivables are collected. Loans under the Receivable Securitization will bear interest (including facility fees) at a rate equal to one month LIBOR rate plus a margin of 0.80%. Unused commitments on the Receivables Securitization are subject to an annual commitment fee of 0.35%. The Receivable Securitization agreements contain customary representations, warranties, and affirmative and negative covenants. The size of the securitization facility may be increased to $300.0 million upon approval of the third-party lenders subject to certain conditions. As of September 26, 2014, the applicable interest rate on outstanding borrowings under the Receivable Securitization was 0.96% and outstanding borrowings totaled $150.0 million.
In August 2014, MIFSA and MCB issued $900 million aggregate principal amount of 5.75% senior unsecured notes due August 1 2022 ("the 2022 Notes”). The 2022 Notes are guaranteed on an unsecured basis by certain of MIFSA's subsidiaries. The 2022 Notes are subject to an indenture that contains certain customary covenants and events of default (subject in certain cases to customary grace and cure periods). The occurrence of an event of default under the indenture could result in the acceleration of the 2022 Notes and could cause a cross-default that could result in the acceleration of other indebtedness of Mallinckrodt plc and its subsidiaries. MIFSA may redeem some or all of the 2022 Notes prior to August 1, 2017 by paying a make-whole premium. MIFSA may redeem some or all of the 2022 Notes on or after August 1, 2017 at specified redemption prices. In addition, prior to August 1, 2017, MIFSA may redeem up to 40% of the aggregate principal amount of the 2022 Notes with the net proceeds of certain equity offerings. The Issuers are obligated to offer to repurchase the 2022 Notes at a price of (a) 101% of their principal amount plus accrued and unpaid interest, if any, as a result of certain change of control events and (b) 100% of their principal amount plus accrued and unpaid interest, if any, in the event of certain asset sales. These obligations are subject to certain qualifications and exceptions. MIFSA will pay interest on the 2022 Notes semiannually in arrears on February 1 and August 1 of each year, commencing on February 1, 2015.
In August 2014, MIFSA and MCB entered into a $700 million senior secured term loan facility ("the New Term Loan”). The New Term Loan is an incremental tranche under the credit agreement governing our existing Term Loan and Revolver, entered into in March 2014, (collectively, with the New Term Loan, represent "the Senior Secured Credit Facilities"). New Term Loan has substantially similar terms to the Term Loan (other than pricing); including the determination of interest rates and quarterly principal amortization payments equal to 0.25% of the original principal amount of the New Term Loan. The quarterly principal payments commence on December 31, 2014, with the remaining balance payable on the due date of March 19, 2021. Mallinckrodt plc and its subsidiaries (other than MIFSA, MCB and the subsidiaries of MIFSA that guarantee the Facilities) will not guarantee the New Term Loan, and the New Term Loan will not be secured by the assets of such entities. The New Term Loan bears interest under the same terms of the Term Loan entered into in March 2014, including the use of LIBOR rates with a minimum floor.
As of September 26, 2014, the applicable interest rate for the Term Loan and New Term Loan was 3.50% and outstanding borrowings under these agreements totaled approximately $2.0 billion.
As of September 26, 2014, the Company was, and expects to remain, in compliance with the provisions and covenants associated with its Credit Agreement, the Notes, the 2022 Notes and its other debt agreements.
The Company's capital lease obligation relates to a non-U.S. manufacturing facility. This lease expires in December 2015. The aggregate amounts of debt, including the capital lease obligation, maturing during the next five fiscal years are as follows:

Fiscal 2015	$21.2
Fiscal 2016	24.3
Fiscal 2017	171.3
Fiscal 2018	321.3
Fiscal 2019	21.5